STOCK TRANSFER AGREEMENT

THIS STOCK TRANSFER AGREEMENT (the “Agreement”) is made as of the __ day of October, 2008 between Kai Chen (the “Transferor”), on the one hand, and Long Qin (the “Transferee”) on the other hand.

RECITALS

A.          The Transferor currently owns 11,700,000 shares of common stock (“Company Common Stock”) of Sentaida Tire Company Limited (the “Company”) and proposes to transfer all of the 11,700,000 shares to the Transferee on the terms and conditions set forth herein.

B.          Pursuant to an Equity Acquisition Cooperation Agreement dated July 24, 2007 (the “Cooperation Agreement”) by and among the Transferor, Zhongsen International Company Group Limited (“Zhongsen”), and other parties thereto, Transferor agreed to cause the Company to implement an equity incentive plan under which the Transferee and other employees of the Company will be issued not less than 75% of the Company Common Stock.

C.          In consideration of the Transferor’s obligations under the Cooperation Agreement, the Transferor desires to transfer, assign, and deliver to the Transferee, and the Transferee desires to receive from the Transferor, all of the Transferor’s right, title, and interest in and to the shares of Company Common Stock pursuant to the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, agreements and provisions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.           Transfer of Shares of Company Common Stock. Subject to the terms and conditions of this Agreement, the Transferor hereby transfers and assigns to the Transferee (the “Transfer”) and the Transferee accepts and assumes all of the Transferor’s right, title and interest in the 11,700,000 shares of Company Common Stock (the “Shares”).

2.           Delivery. Upon the execution of this Agreement, the Transferor shall immediately deliver to the Company’s transfer agent (the “Transfer Agent”), the certificate representing the Shares, duly endorsed by the Transferor for transfer to the Transferee.

3.           Representations and Warranties of Transferee. In connection with the transfer of the respective Shares to the Transferee, and the Transferee represents and warrants to the Transferor that:

(a)         The Transferee acknowledges that Transferor has made no representation to Transferee regarding the Company, its business or prospects.

(b)         The Transferee is accepting transfer of the Shares for investment for the Transferee’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” of the Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). By executing this Agreement, the Transferee represents that the Transferee does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

(c)            The Transferee represents and warrants to the Transferor that the Transferee is not a U.S. Person. The Transferee further makes the representations and warranties to the Company and Transferor set forth on Exhibit A.

(d)            The Transferee understands that the Shares have not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Transferee’s representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Shares in accordance with the Company’s charter documents or the laws of its jurisdiction of incorporation.

(e)            The Transferee understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Transferee pursuant hereto, the Shares would be acquired in a transaction not involving a public offering. The issuance of the Shares hereunder have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the transfer of the Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering or Regulation S for offers and sales of securities outside the U.S. The Transferee further acknowledges that if the Shares are issued to the Transferee in accordance with the provisions of this Agreement, such Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Transferee represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

4.           Representations and Warranties of Transferor. In connection with the transfer of the respective Shares to the Transferee, the Transferor represents and warrants to the Transferee:

(a)            All actions on the part of the Transferor necessary for the authorization, execution, and delivery of this Agreement and the performance of its obligations hereunder has been taken or will be taken prior to the Transfer. The Agreement constitutes a valid and legally binding obligation of the Transferor.

(b)           The Transferor further represents that the Transferor is the sole beneficial owner of the Shares and that the Transferor has good and marketable title to, and owns all right, title and interest (legal and beneficial) in, the Shares, free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement (other than restriction on transfer under applicable state and federal laws).

(c)            The execution, delivery and performance of this Agreement by the Transferor, and the consummation by the Transferor of the transactions contemplated hereby, will not result in a violation of, or default under, any contract, agreement, instrument, judgment, order, writ, or decree applicable to the Transferor, or in the creation of any lien upon the Shares; and the

Transferor is fully authorized to effectuate the transactions contemplated hereby.

(d)           No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Transferor or any third party is required in connection with the consummation of the transactions contemplated by this Agreement.

(e)            There is no action, suit, proceeding or investigation pending or currently threatened against the Transferor that questions the validity of this Agreement, title to the Shares, or to consummate the transactions contemplated hereby.

5.           Legends. The Transferee hereby agrees with the Transferor that the Shares will bear the following legend or one that is substantially similar to the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

Additionally, the Shares will bear any legend required by the “blue sky” laws of any state to the extent such laws are applicable to the securities represented by the certificate so legended. The Transferee consents to the Company making a notation on its records or giving instructions to its Transfer Agent in order to implement the restrictions on transfer of the Shares.

6.	Miscellaneous.

(a)            Survival of Warranties. This representations, warranties, and covenants of the Transferor and the Transferee contained in or made pursuant to this Agreement shall survive the execution and delivery of the Agreement and the transfer of the Shares.

(b)           Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of California, without giving effect to principles of conflicts of law.

(c)            Entire Agreement; Amendment. Except as expressly set forth herein, this Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this

Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement.

(d)           Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed delivered (a) when delivered fax (as evidenced by sender's confirmation receipt), (b) when delivered, if delivered by hand, or (c) upon receipt, if transmitted by a nationally-recognized overnight courier service; and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice:

If to the Transferor:
424 Belflower Blvd, #320
Long Beach, CA 90814

If to the Transferee:
No. 177 Chengyang Section
308 National Highway
Danshan Industrial Area
Qingdao, China 266109

(e)            Severability. If any provision of this Agreement for any reason shall be held to be illegal, invalid or unenforceable, such illegality shall not affect any other provision of this Agreement, which shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

(f)            Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

(g)           Exhibits and Schedules. All Exhibits attached hereto and referred to herein are hereby incorporated herein and made a part of this Agreement for all purposes as if fully set forth herein.

(h)           No Third Party Beneficiaries. The covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns, except as expressly provided herein.

(i)            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

TRANSFEROR:

___________________________________

Kai Chen

TRANSFEREE:

___________________________________

Long Qin

Signature Page to Stock Transfer Agreement

EXHIBIT A

Non U.S. Person Representations

The Transferee indicating that it is not a U.S. person further represents and warrants to Transferor as follows:

1.           At the time of (a) the offer by Transferor and (b) the acceptance of the offer by the Transferee, of the Shares, the Transferee was outside the United States.

2.           No offer to acquire the Shares or otherwise to participate in the transactions contemplated by this Agreement was made to the Transferee or its representatives inside the United States.

3.           The Transferee is not purchasing the Shares for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

4.           The Transferee will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, the Transferee will not resell the Shares to any U.S. person or within the United States prior to the expiration of a period commencing on the delivery date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

5.           The Transferee is acquiring the Shares for the Transferee’s own account, for investment and not for distribution or resale to others.

6.           The Transferee has no present plan or intention to sell the Shares in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a Distributor of the securities.

7.           Neither the Transferee, its Affiliates nor any Person acting on the Transferee’s behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Shares at any time after the delivery date through the Distribution Compliance Period except in compliance with the Securities Act.

8.           The Transferee consents to the placement of a legend on any certificate or other document evidencing the Shares substantially in the form set forth in

Section 6.

9.           The Transferee is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

10.         The Transferee has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect the Transferee’s interests in connection with the transactions contemplated by this Agreement.

11.         The Transferee has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Shares.

12.	The Transferee understands the various risks of an investment in the Shares and can afford to bear the risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

13.	The Transferee has had access to the Company’s publicly filed reports with the SEC, if any.

14.         The Transferee has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company, if any, that the Transferee has requested and all such public information is sufficient for the Transferee to evaluate the risks of investing in the Shares.

15.         The Transferee has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Shares.

16.         The Transferee is not relying on any representations and warranties concerning the Company made by Transferor or the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

17.         The Transferee will not sell or otherwise transfer the Shares, unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

18.         The Transferee understands and acknowledges that the Company is under no obligation to register the Shares for sale under the Securities Act.

19.         The Transferee represents that the address furnished by the Transferee in this Agreement is the Transferee’s principal business address.

20.         The Transferee understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to the Transferee and that any representation to the contrary is a criminal offense.

21.         The Transferee acknowledges that the representations, warranties and agreements made by the Transferee herein shall survive the execution and delivery of this Agreement and the purchase of the Shares.

ANNEX A

Definition of “U.S. Person”

(1)	“U.S. person” (as defined in Regulation S) means:

(i)	Any natural person resident in the United States;
(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;
(iii)	Any estate of which any executor or administrator is a U.S. person;
(iv)	Any trust of which any trustee is a U.S. person;
(v)	Any agency or branch of a foreign entity located in the United States;
(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;
(vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and
(viii)

Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(2)         Notwithstanding paragraph (1) above, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a “U.S. person.”

(3)         Notwithstanding paragraph (1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

(i)	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and
(ii)	The estate is governed by foreign law.

(4)         Notwithstanding paragraph (1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

(5)         Notwithstanding paragraph (1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

(6)	Notwithstanding paragraph (1), any agency or branch of a U.S. person located outside the United

States shall not be deemed a “U.S. person” if:

(i)	The agency or branch operates for valid business reasons; and

(ii)	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

(7)         The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed “U.S. persons.”